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                                                                     Exhibit 4.2

                                                                  EXECUTION COPY

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

                                  BY AND AMONG

                         XANODYNE PHARMACEUTICALS, INC.,

                                       AND

           THE PREFERRED STOCKHOLDERS AND WARRANTHOLDERS NAMED HEREIN

                                   ----------

                                  JUNE 20, 2007

                                   ----------

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                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

     This Amended and Restated Investor Rights Agreement (this "Agreement") dated as of June 20, 2007 is entered into by and among Xanodyne Pharmaceuticals, Inc., a Delaware corporation (the "Company"), the preferred stockholders named in Exhibit A hereto (each individually, a "Preferred Stockholder" and collectively, the "Preferred Stockholders") that are signatories to this Agreement and the warrantholders named on Exhibit B hereto (each individually, a "Warrantholder" and collectively, the "Warrantholders").

                                    RECITALS:

     WHEREAS, pursuant to the Series A-l Convertible Preferred Stock Purchase Agreement (the "Purchase Agreement") dated June 20, 2007 by and among the Company and the Purchasers (as defined therein), the Purchasers (as defined therein) are purchasing certain shares of the Company's Series A-l Preferred Stock (the "Financing");

     WHEREAS, as a condition precedent to the Financing, the Company, the Preferred Stockholders and the Warrantholders desire to enter into this Agreement (i) amending and restating that certain Investors Right Agreement, by and among the Company and certain stockholders of the Company, dated as of July 25, 2005 (the "Original Investors Rights Agreement"), to provide for certain arrangements with respect to the registration of shares of capital stock of the Company under the Securities Act, the Preferred Stockholders' right of first refusal with respect to certain issuances of securities of the Company, and certain covenants of the Company in accordance with the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the mutual promises and covenants contained in this Agreement and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged the parties hereto agree as follows:

                                   SECTION 1

                               CERTAIN DEFINITIONS

     As used in this Agreement, the following terms shall have the following respective meanings:

     1.1 "2005 Purchase Agreement" means the Series A-l Convertible Preferred Stock Purchase Agreement dated July 8, 2005 by and among the Company and the Purchasers (defined therein).

     1.2 "Affiliate" means any person or entity directly or indirectly controlling, controlled by or under common control with another person or entity.

     1.3 "Available Undersubscription Amount" means the difference between the total of all Basic Amounts available for purchase by Major Stockholders pursuant to Section 3 and the Basic Amounts subscribed for pursuant to Section 3.

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     1.4 "Basic Amount" means, with respect to a Preferred Stockholder, its pro rata portion of the Offered Securities determined by multiplying the number of Offered Securities by a fraction, the numerator of which is the aggregate number of Registrable Shares then held by such Preferred Stockholder and the denominator of which is the total number of shares of Common Stock then outstanding (giving effect to the conversion or exercise into Common Stock of all outstanding convertible or exercisable securities that are then convertible or exercisable for shares of Common Stock). If no specific conversion price is otherwise specified in the convertible security, the number of shares of Common Stock deemed issuable upon conversion of such convertible security shall be computed using the price per share of the most recently completed round of equity financing.

     1.5 "By-laws" means the Company's By-laws, as amended from time to time.

     1.6 "Code" means the Internal Revenue Code of 1986, as amended.

     1.7 "Commission" means the Securities and Exchange Commission, or any other Federal agency at the time administering the Securities Act.

     1.8 "Common Stock" means the common stock, $0.001 par value per share, of the Company.

     1.9 "Company" has the meaning ascribed to it in the introductory paragraph hereto.

     1.10 "Company Sale" means (a) a merger or consolidation in which (i) the Company is a constituent party, or (ii) a Subsidiary of the Company is a constituent party and either (x) the Company issues shares of its capital stock pursuant to such merger or consolidation, or (y) as a result of such merger or consolidation of a Subsidiary, the Company's ownership interest in the surviving entity is reduced; (b) the disposition by holders of the Company's then outstanding capital stock of at least a majority of the then outstanding equity voting power of the Company in a single or a series of related transactions; or
(c) the sale, lease or other disposition of all or substantially all of the assets of the Company in a single transaction or series of related transactions.

     1.11 "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     1.12 "Executive Officer" means the Company's Chief Executive Officer, President, Chief Operating Officer, Chief Financial Officer and any other officer designated by the Board of Directors as an Executive Officer.

     1.13 "Founder" means any of the following individuals: Rolf Classon, Stephen Stamp, Roger Griggs and Tim Wright.

     1.14 "Indemnified Party" means a party entitled to indemnification pursuant to Section 2.6.


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     1.15 "Indemnifying Party" means a party obligated to provide indemnification pursuant to Section 2.6.

     1.16 "Initiating Holder" means any Preferred Stockholder or Preferred Stockholders initiating a request for registration pursuant to Section 2.1(a) or 2.1(b), as the case may be.

     1.17 "Initial Public Offering" means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement under the Securities Act.

     1.18 "Major Stockholder" has the meaning ascribed to it in Sections 2.1(b) and 2.3 hereto.

     1.19 "Notice of Acceptance" means a written notice from a Major Stockholder to the Company containing the information specified in Section 3.1(b).

     1.20 "Offer" means a written notice of any proposed or intended issuance, sale or exchange of Offered Securities containing the information specified in
Section 3.1(a).

     1.21 "Offered Securities" means (i) any shares of Common Stock, (ii) any other equity securities of the Company, including, without limitation, shares of preferred stock, (iii) any option, warrant or other right to subscribe for, purchase or otherwise acquire any equity securities of the Company or (iv) any debt securities convertible into or exchangeable for capital stock of the Company.

     1.22 "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

     1.23 "Purchase Agreement" has the meaning ascribed to it in the recitals hereto.

     1.24 "Qualified Public Offering" means the closing of an underwritten public offering of shares of Common Stock of the Company pursuant to an effective Registration Statement under the Securities Act and listed on the New York Stock Exchange or NASDAQ, in which the per share public offering price is not less than $1.50 (subject to appropriate adjustment for stock splits, stock dividends, combinations and other similar recapitalizations affecting such shares), and which results in at least $50,000,000 of net proceeds to the Company.

     1.25 "Refused Securities" means those Offered Securities as to which a Notice of Acceptance has not been given by the Major Stockholders pursuant to
Section 3.1.

     1.26 "Registration Expenses" means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the fees and expenses of one counsel to represent the Selling Stockholders selected by holders of a majority of the Registrable Shares held by the Selling Stockholders, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and


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expenses of any additional counsel to the Selling Stockholders' (other than the counsel selected to represent all Selling Stockholders).

     1.27 "Registrable Shares" means (i) the shares of Common Stock issued or issuable upon conversion of the then outstanding shares of Series A-l Preferred Stock, (ii) any other shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities acquired by the Preferred Stockholders after the date hereof, (iii) solely for the purposed of Section 2.2, the shares of common stock issued upon exercise or conversion of those certain warrants to purchase Common Stock issued pursuant to the Second Amendment, dated as of June __, 2007, to the Financing Agreement dated July 25, 2005, as amended, by and among the Company, the lenders listed therein and Silver Point Finance, LLC and (iv) any other shares of Common Stock issued in respect of such shares or securities (because of stock splits, stock dividends, reclassifications, recapitalizations, or similar events); provided however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon (x) any sale of such shares pursuant to a Registration Statement or Rule 144 under the Securities Act or (y) any sale in any manner to a person or entity that is not entitled pursuant to Section 5 to the rights provided by this Agreement. Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall include shares of Common Stock issuable upon conversion of such Registrable Shares even if such conversion has not yet been effected.

     1.28 "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

     1.29 "Securities Act" means the Securities Act of 1933, as amended, or any successor Federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

     1.30 "Selling Stockholder" means any Preferred Stockholder and any Warrantholder and his, her or its successors or assigns owning Registrable Shares included in a Registration Statement.

     1.31 "Series A-l Preferred Stock" means the Company's Series A-l Convertible Preferred Stock, $0.001 par value per share.

     1.32 "Seventh Amended and Restated Certificate" means the Company's Seventh Amended and Restated Certificate of Incorporation, as amended from time to time.

     1.33 "Stockholders Agreement" means the Second Amended and Restated Stockholders' Agreement dated as of the date hereof by and among the Company and the Stockholders (as defined therein).

     1.34 "Subsidiary" or "Subsidiaries" means any corporation, partnership, limited liability company, trust or other entity of which the Company directly or indirectly owns at the


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time (a) a majority of the outstanding shares of every class of voting equity securities of such corporation, partnership, limited liability company, trust or other entity or (b) the right to receive more than 50% of the net assets of such entity available for distribution to the holders of outstanding stock or ownership interests upon a liquidation or dissolution of such entity.

     1.35 "Undersubscription Amount" means, with respect to a Major Stockholder, any additional portion of the Offered Securities attributable to the Basic Amounts of other Major Stockholders as such Major Stockholder indicates it will purchase or acquire should the other Major Stockholders subscribe for less than their Basic Amounts.

                                    SECTION 2

                               REGISTRATION RIGHTS

     2.1 Required Registrations.

          (a) At any time after the Company's Initial Public Offering, the Preferred Stockholders holding in the aggregate at least thirty-five percent (35%) of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-l or Form S-2 (or any successor form) of Registrable Shares owned by such Preferred Stockholder or Preferred Stockholders. The Company shall not register any additional shares of stock of the Company on a Registration Statement at the same time as a demand registration pursuant to this Section 2.1 without the prior written consent of the Preferred Stockholders holding at least a majority of the Registrable Shares to be included in the demand registration.

          (b) At any time after the Company becomes eligible to file a Registration Statement on Form S-3 (or any successor form relating to secondary offerings), any Preferred Stockholder that held greater than 8,177,284 shares of Series A-l Preferred Stock immediately following closing of the Financing (each, a "Major Stockholder") may request, in writing, that the Company effect the registration on Form S-3 (or such successor form).

          (c) Upon receipt of any request for registration pursuant to Section
2.1 (a) or 2.1(b), the Company shall promptly give written notice of such proposed registration to all other Preferred Stockholders in accordance with
Section 6.1. Such Preferred Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its registration notice, to elect to have included in such registration the number of Registrable Shares as such Preferred Stockholders may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2.1(d). Thereupon, the Company shall use commercially reasonable efforts to effect the registration on an appropriate Registration Statement of all Registrable Shares that the Company has been requested to so register; provided however, that in the case of a registration requested under Section 2.1(b), the Company will only be obligated to effect such registration on Form S-3 (or any successor form).

          (d) If the Initiating Holders intend to distribute the Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2.1 (a) or 2.1(b), as the case may be, and the Company shall include such information in its written notice referred to in Section 2.1(c). In such event, (i) the


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right of any other Preferred Stockholder to include its Registrable Shares in such registration pursuant to Section 2.1(a) or 2.1(b) shall be conditioned upon such other Preferred Stockholder's participation in such underwriting on the terms set forth herein, and (ii) all Preferred Stockholders including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering. The Company shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2.1(a) or (b), subject to the approval of the Initiating Holders, which approval shall not be unreasonably delayed or withheld. If any Preferred Stockholder who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its Registrable Shares from such registration and underwriting. In an underwritten offering, if the managing underwriter advises the Company in writing that market factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Preferred Stockholders requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to
Section 2.1(a) or 2.1(b), as the case may be. If any Preferred Stockholder would thus be entitled to include more Registrable Shares than such Preferred Stockholder requested to be registered, the excess shall be allocated among other requesting Preferred Stockholders pro rata in the manner described in the preceding sentence.

          (e) The Company shall not be required to effect more than two (2) registrations requested by the Preferred Stockholders pursuant to Section 2.1(a) above. The Company shall not be required to effect in any twelve (12) month period more than three (3) registrations requested by the Major Stockholders pursuant to Section 2.1(b) above. For purposes of this Section 2.1(e), a Registration Statement shall not be counted (i) until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business, properties, assets or condition (financial or otherwise) of the Company which is made known to the holders of Registrable Shares after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2.5) or
(ii) if (A) less than fifty percent (50%) of the total number of Registrable Shares that Preferred Stockholders have requested to be included in such Registration Statement are sold or (B) the Company or any other person registers additional shares of stock of the Company on a Registration Statement at the same time as a demand registration pursuant to this Section 2.1.

          (f) If at the time of any request to register Registrable Shares pursuant to this Section 2.1 the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's Board of Directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of ninety (90) days from the effective date of such request, provided that such right to delay a request may not be exercised by the Company more than twice in any twelve month period, and the Company shall thereafter promptly file a Registration Statement and cause such Registration Statement to become effective as soon as practicable after filing.


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     2.2 Incidental Registration.

          (a) Whenever the Company proposes to file a Registration Statement, including a Registration Statement to effect an Initial Public Offering, at any time and from time to time, it will, prior to such filing, give written notice to all Preferred Stockholders and Warrantholders of its intention to do so. Upon the written request of one or more Preferred Stockholders or Warrantholders given within fifteen (15) days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use commercially reasonable efforts to cause all Registrable Shares which the Company has been requested by such Preferred Stockholders and Warrantholders to be registered under the Securities Act (in the case of an Initial Public Offering, however, in an amount not to exceed 25% of all shares of Common Stock offered in such Initial Public Offering) to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Preferred Stockholders and Warrantholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2.2 without obligation to any Preferred Stockholder or Warrantholder.

          (b) If the registration for which the Company gives notice pursuant to
Section 2.2(a) is a registered public offering involving an underwriting, the Company shall so advise the Preferred Stockholders and Warrantholders as a part of their written notice made pursuant to Section 2.2(a). In such event, (i) the right of any Preferred Stockholder or Warrantholder to include his, her or its Registrable Shares in such registration pursuant to Section 2.2 shall be conditioned upon such Preferred Stockholder's and Warrantholder's participation in such underwriting on the terms set forth herein, and (ii) all Preferred Stockholders and Warrantholders including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Preferred Stockholder or Warrantholder who has requested inclusion of his, her or its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such Preferred Stockholder or Warrantholder may elect, by written notice to the Company, to withdraw his, her or its Registrable Shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that market factors require a limitation on the number of shares to be underwritten, all of the shares held by holders other than the Preferred Stockholders and Warrantholders, including any officers, directors or employees of the Company, shall first be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and, if further reduction of the number of shares is required, the number of shares that may be included in the Registration Statement and underwriting shall be allocated among all Preferred Stockholders and Warrantholders requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date the Company gives the notice specified in Section 2.2(a); provided that the number of Registrable Shares included in such registration on behalf of the Preferred Stockholders and Warrantholders requesting registration shall not be less than thirty percent (30%) of the total shares requested to be registered (except in the case of an Initial Public Offering, in which case the number of Registrable Shares included in such registration on behalf of the Preferred Stockholders and Warrantholders requesting registration shall not be less than twenty-five (25%) of the total shares registered in such offering). If any Preferred Stockholder or Warrantholder would thus be entitled to include more shares than such


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holder requested to be registered, the excess shall be allocated among other requesting Preferred Stockholders and Warrantholders pro rata in the manner described in the preceding sentence.

          2.3 Aggregation. For purposes of this Agreement, for any Preferred Stockholder, Wararntholder or Major Stockholder that is a partnership, corporation or limited liability company, the general partner, limited partners, retired partners, shareholders, members, retired members and Affiliates of such Preferred Stockholder, Warrantholder or Major Stockholder, and the general partners, limited partners, retired partners, shareholders, members, retired members or Affiliates of the foregoing, or investment vehicles for whom any of the foregoing is a general partner, manager or investment advisor, as applicable, and the estates, beneficiaries and family members of any such general partner, limited partners, retired partners, shareholders, members, and retired members and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "Preferred Stockholder," "Warrantholder" or "Major Stockholder." The determination of whether a Preferred Stockholder is a "Major Stockholder" and the determination of any pro rata reduction pursuant to
Section 2.1(d) or 2.2(b) with respect to such Preferred Stockholder shall be based upon the aggregate amount of Registrable Shares owned by all entities and individuals included in such "Preferred Stockholder" or "Major Stockholder", as defined in this section.

     2.4 Registration Procedures.

          (a) If and whenever the Company is required by the provisions of this Agreement to use commercially reasonable efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall expeditiously:

               (i) prepare and file with the Commission a Registration Statement with respect to such Registrable Shares and use commercially reasonable efforts to cause that Registration Statement to become effective as promptly as practicable and to keep the Registration Statement effective for up to twelve
(12) months from the effective date or such lesser period until all such Registrable Shares are sold; provided however, that such twelve month period shall be extended for a period of time equal to the period the Selling Stockholders refrain from selling any securities of the Company included in such registration at the request of an underwriter of the Company's Common Stock or as required pursuant to Section 2.4(b) and (c);

               (ii) prepare and file with the Commission any amendments and supplements to the Registration Statement and the Prospectus included in the Registration Statement as may be necessary to comply with the provisions of the Securities Act (including the anti-fraud provisions thereof);

               (iii) furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as the Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;


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               (iv) register or qualify the Registrable Shares covered by the
Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request; provided however, that the Company shall not be required in connection with this subsection (iv) to qualify as a foreign corporation or execute or file a general consent to service of process in any jurisdiction, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

               (v) cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

               (vi) provide a transfer agent and registrar for all such Registrable Shares and a CUSIP number not later than the effective date of such Registration Statement;

               (vii) notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed;

               (viii) following the effectiveness of such Registration Statement, notify each Selling Stockholder of any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus;

               (ix) notify each Selling Stockholder of Registrable Shares covered by such Registration Statement upon the occurrence of any event as a result of which the Prospectus included in a Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and prepare, file and furnish to each such Selling Stockholder a reasonable number of copies of a supplement or an amendment to such Prospectus as may be necessary so that such Prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

               (x) use commercially reasonable efforts to prevent the issuance of any stop order or other order suspending the effectiveness of a Registration Statement covering Registrable Shares and, if such an order is issued, to use commercially reasonable efforts to obtain the withdrawal thereof at the earliest possible time and to notify the Selling Stockholder of the issuance of such order and the resolution thereof.

          (b) At the request of any Selling Stockholder at any time after any Registrable Shares held by such Selling Stockholder become eligible for resale pursuant to Rule 144(k) under the Securities Act, the Company shall deliver a letter to the Company's transfer agent irrevocably instructing the transfer agent to remove any securities law legend from any certificate representing such Registrable Shares which have become eligible for sale pursuant to Rule 144(k).

          (c) If the Company has delivered a Prospectus to the Selling Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities


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Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

          (d) In the event that, in the reasonable judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this
Section 2.4(c) to suspend sales of Registrable Shares for a period in excess of 60 calendar days consecutively or 180 calendar days in the aggregate in any 365-day period.

     2.5 Allocation of Expenses. The Company shall pay all Registration Expenses of all registrations under this Agreement; provided however, that if a registration under Section 2.1(a) is withdrawn at the request of the Initiating Holders holding a majority of the shares requested by such Initiating Holders to be so registered and if such Initiating Holders elect not to have such registration counted as a registration requested under Section 2.1(a), the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration; provided further however, that if at the time of such withdrawal, the Initiating Holders have either (i) learned material adverse information concerning the business, properties, assets or condition (financial or otherwise) of the Company which is made known to the Selling Stockholders after the date on which such registration was requested and materially impacts the Offering or (ii) been informed by the underwriters of such registration that more than twenty-five percent (25%) of the Registrable Shares requested for registration shall not be included therein due to market factors, and in either such case the Initiating Holders have withdrawn the request with reasonable promptness following such disclosure, then the Selling Stockholders shall not be required to pay the Registration Expenses and shall retain all of their rights, including their demand and incidental registration rights pursuant to Sections
2.1 and 2.2.

     2.6 Indemnification and Contribution.

          (a) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the


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Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (ii) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or final prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

          (b) In the event of any registration of any of the Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (ii) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission was made solely in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by or on behalf of such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided however, that the obligations of each such Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds received by such Selling Stockholder of Registrable Shares sold in connection with such registration.

          (c) Each Indemnified Party shall give notice to the Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2.6 except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense at such party's expense; provided however, that the Indemnifying Party shall pay such expense if representation of such Indemnified Party by the counsel retained by the Indemnifying Party would be inappropriate due to actual or potential differing interests between the Indemnified Party and any other party represented by such counsel in such proceeding; provided further, that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm per jurisdiction as counsel for the Indemnified Party. The Indemnifying Party shall also be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

          (d) An underwriter shall not be entitled to indemnification pursuant to this Section 2.6 in the event that it fails to deliver to any Selling Stockholder any preliminary or final or revised Prospectus, as required by the rules and regulations of the Commission.

          (e) In order to provide for just and equitable contribution to joint liability under the Securities Act in circumstances in which the indemnification provided for in this Section 2.6 is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of losses, claims, damages or liabilities to which such party may be subject in such proportions as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements, omissions or violations which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.6(e) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2.6(e), (i) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (ii) the Company shall be liable and responsible for at least any amount in excess of such proceeds; provided however that no person guilty of fraudulent misrepresentation (within the meaning of

Section 11(f) of the Securities Act) shall be entitled to contribution from any person or entity who is not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2.6(e), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2.6(e). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

          (f) The rights and obligations of the Company and the Selling Stockholders under this Section 2.6 shall survive the termination of this Agreement.

     2.7 Other Matters with Respect to Underwritten Offering. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2.1, the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of an issuer of the securities being registered and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering;
(b) use commercially reasonable efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use commercially reasonable efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

     2.8 Information by Holder. Each Selling Stockholder shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

     2.9 Market "Stand-Off" Agreement. Each Preferred Stockholder and Warrantholder, if requested by the Company and the managing underwriter of an underwritten public offering by the Company of Common Stock, shall not sell or otherwise transfer or dispose of any Registrable Shares or other securities of the Company (excluding securities acquired in the Initial Public Offering or in the public market after such offering) held by such Preferred Stockholder and Warrantholder for a period specified by the managing underwriter of an underwritten public offering by the Company, which period shall not exceed 180 days following the effective date of a Registration Statement of the Company filed under the Securities Act; provided that, (a) such agreement shall only apply to the Initial Public Offering of the Company, (b) such agreement shall not apply to any Registrable Securities included in the Initial Public Offering of the Company pursuant to the terms hereof and (c) all stockholders of the Company then holding at least 1% of the outstanding shares of Common Stock (on an as-converted basis) and all officers and directors of the Company enter into similar agreements. Any discretionary waiver or termination of the restrictions of such agreements (including this Agreement) by the Company or the managing underwriter shall apply to all persons subject to such agreements on a pro rata basis, based upon the number of shares held by such persons. Each Preferred Stockholder and

Warrantholder agrees to execute and deliver such other agreements as may be reasonably requested by the Company and/or the managing underwriter(s) which are consistent with the foregoing or which are necessary to give further effect thereto. In order to enforce the foregoing covenant, the Company may impose stop-transfer instructions with respect to such Capital Stock subject to the foregoing restriction until the end of such lock-up period. The underwriters of any class of the Company's capital stock are intended third party beneficiaries of this Section 2.9 and shall have the right, power and authority to enforce the provisions hereof as though they were parties hereto.

     2.10 Limitations on Subsequent Registration Rights. Except with respect to assignees as contemplated by Section 5 hereof, the Company shall not, without the prior written consent of Preferred Stockholders holding at least sixty percent (60%) of the Registrable Shares, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include securities of the Company in any Registration Statement.

     2.11 Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the Company of a class of securities under Section 12 of the Exchange Act, or (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

          (a) comply with the requirements of Rule 144(c) under the Securities Act with respect to current public information about the Company;

          (b) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

          (c) furnish to any holder of Registrable Shares upon request (i) a written statement by the Company as to its compliance with the requirements of said Rule 144(c), and the reporting requirements of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

     2.12 Company Sale. The Company shall not, directly or indirectly, enter into any Company Sale in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such Company Sale, agree in writing to assume the obligations of the Company under this Agreement, and for that purpose references hereunder to "Registrable Shares" shall be deemed to be references to the securities which the Preferred Stockholders would be entitled to receive in exchange for Registrable Shares under any such Company Sale; provided however, that (i) the provisions of this
Section 2.12 may be waived by the holders of at least sixty percent (60%) of the then outstanding Registrable Securities and (ii) the provisions of this Section
2.12 shall not apply in the event of any Company Sale in which the Company is not the surviving corporation if all Preferred Stockholders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (i) cash, (ii) securities of the acquiring corporation which may be immediately sold to the public without registration under the Securities Act, or (iii) securities of the acquiring corporation which the acquiring corporation has agreed to use its best efforts to register within 90 days of completion of the transaction for resale to the public pursuant to the Securities Act.

     2.13 Termination. All of the Company's obligations to register Registrable Shares under this Agreement shall terminate on the earlier of (i) the seventh year anniversary of the consummation of the Initial Public Offering or (ii) the date on which no Preferred Stockholder or Warrantholder holds any Registrable Shares.

                                    SECTION 3

                              PARTICIPATION RIGHTS

     3.1 Participation Rights.

          (a) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange, any Offered Securities (excluding those described in Section 3.1(h)), unless in each such case the Company shall have first complied with this Section 3.1. The Company shall deliver to each Major Stockholder an Offer, which shall (i) identify and describe the Offered Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (iii) identify the persons or entities to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Major Stockholder such Major Stockholder's Basic Amount and Undersubscription Amount. Each Major Stockholder shall have the right, for a period of fifteen (15) days following delivery of the Offer, to purchase or acquire, at a price and upon the other terms specified in the Offer, up to the number or amount of the Offered Securities described above. The Offer by its terms shall remain open and irrevocable for such 15-day period.

          (b) To accept an Offer, in whole or in part, a Major Stockholder must deliver a Notice of Acceptance to the Company prior to the end of the 15-day period of the Offer, setting forth the portion of the Major Stockholder's Basic Amount that such Major Stockholder elects to purchase and, if such Major Stockholder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Major Stockholder elects to purchase. If the Basic Amounts subscribed for by all Major Stockholders are less than the total of all Basic Amounts available for purchase, then each Major Stockholder who has set forth Undersubscription Amounts in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided however, that should the Undersubscription Amounts subscribed for exceed the Available Undersubscription Amount, each Major Stockholder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Major Stockholder bears to the total Undersubscription Amounts subscribed for by all Major

Stockholders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary.

          (c) The Company shall have 90 days from the expiration of the 15-day period set forth in Section 3.1 (a) above to issue, sell or exchange all or any part of the Refused Securities, but only to the offerees or purchasers described in the Offer and only upon terms and conditions (including, without limitation, unit prices and interest rates) which are not more favorable, in the aggregate, to the acquiring person or persons or less favorable, in the aggregate, to the Company than those set forth in the Offer.

          (d) In the event the Company shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 3.1(c) above), then each Major Stockholder may, at his, her or its sole option and in his, her or its sole discretion, reduce the number or amount of the Offered Securities specified in his, her or its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that the Major Stockholder elected to purchase pursuant to Section 3.1(b) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities the Company actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Major Stockholders pursuant to Section 3.1(b) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities. In the event that any Major Stockholder so elects to reduce the number or amount of Offered Securities specified in his, her or its Notice of Acceptance, the Company may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Major Stockholders in accordance with Section 3.1(a) above.

          (e) Upon the closing of the issuance, sale or exchange of all of the Refused Securities or less than all, in accordance with Section 3.1(d), of the Refused Securities, the Major Stockholders shall acquire from the Company, and the Company shall issue to the Major Stockholders, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 3.1(d) above if the Major Stockholders have so elected, upon the terms and conditions specified in the Offer.

          (f) The purchase by the Major Stockholders of any Offered Securities is subject in all cases to the preparation, execution and delivery by the Company and the Major Stockholders of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Company, the Major Stockholders and their respective counsel.

          (g) Any Offered Securities not acquired by the Major Stockholders or other persons in accordance with Section 3.1(c) above may not be issued, sold or exchanged until they are again offered to the Major Stockholders under the procedures specified in this Agreement.

          (h) The rights of the Major Stockholder under this Section 3 shall not apply to:

               (i) shares of Series A-l Preferred Stock issued pursuant to the Purchase Agreement;

               (ii) shares of Common Stock issuable upon conversion of shares of Series A-l Preferred Stock;

               (iii) shares of Common Stock issued upon conversion of any debenture, warrant, option or other convertible security that is outstanding on the date of this Agreement (including up to 5,119,139 shares of Common Stock (as may be adjusted in the event of any stock dividend, stock split, combination or other similar recapitalization affecting shares of Common Stock) issued upon exercise of warrants granted in connection with certain credit facilities on the date of this Agreement);

               (iv) shares of Common Stock issued as a dividend or distribution on the Series A-l Preferred Stock;

               (v) shares of Common Stock issued or deemed issued by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock;

               (vi) up to an aggregate of 15,204,427 shares of Common Stock (or options or other rights with respect thereto, including shares of Common Stock issuable upon exercise thereof) (subject in either case to appropriate adjustment for any stock dividend, stock split, combination or similar recapitalization affecting such shares), issued to employees or directors of, or consultants to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by a majority of the members of the Board of Directors of the Corporation;

               (vii) up to an aggregate of 5,000,000 shares of Common Stock (subject to appropriate adjustment for any stock dividend, stock split, combination or similar recapitalization affecting such shares), issued in connection with the Company's acquisition of any business or assets used in a business;

               (viii) up to 35,437 shares of Series A-l Preferred Stock (as may be adjusted in the event of any stock, dividend, stock split, combination or similar recapitalization affecting shares of Series A-l Preferred Stock) issued to Silicon Valley Bank;

               (ix) up to 6,600,000 shares of Series A-l Preferred Stock to be issued in connection with a merger or acquisition of product(s) approved by the holders of at least sixty percent (60%) of the then outstanding shares of Series A-l Preferred Stock; and

               (x) shares of Common Stock issued in a Qualified Public Offering.

     3.2 Directed Shares. In the event that an Initial Public Offering is consummated at least one year after the closing of the Financing, the Company will use its reasonable best efforts to cause the managing underwriter(s) of such Initial Public Offering to designate a number of shares equal to ten percent (10%) of the Company's shares of Common Stock to be offered in such Initial Public Offering for sale under a "directed shares program" and shall instruct such underwriter(s) to allocate no less than fifty percent (50%) of such directed shares program to be sold to persons or entities designated by the Major Stockholders on a pro rata basis (based upon the number of Registrable Shares each Major Stockholder holds relative to the number of Registrable Shares held by all Major Stockholders). The shares designated by the underwriter(s) for sale under a directed shares program are referred to herein as "directed shares." The Major Stockholders acknowledge that, despite the Company's use of its reasonable best efforts, the underwriter(s) may determine in their sole discretion that it is not advisable to designate all such shares as directed shares in the Initial Public Offering, in which case the number of designated shares may be reduced or no directed shares may be designated, as applicable; provided that such determination by such underwriter shall be made in writing and furnished to the Major Stockholders. The Major Stockholders also acknowledge that notwithstanding the terms of this Agreement, the sale of any directed shares to any person or entity pursuant to this Agreement will only be made in compliance with Rule 2110 of the National Association of Securities Dealers, Inc. Conduct Rules and federal, state and local laws, rules and regulations and only if the Initial Public Offering is consummated after one year from the date hereof.

     3.3 Termination. Sections 3.1 and 3.2 hereof shall terminate upon the earlier of the closing of a Company Sale or immediately following the consummation of the Initial Public Offering.

                                    SECTION 4

                            COVENANTS OF THE COMPANY

     4.1 Affirmative Covenants. So long as any shares of Series A-l Preferred Stock are outstanding, the Company covenants and agrees that, subject to waiver or amendment in accordance with Section 6.4 below, it will perform and observe the following covenants and provisions, and will cause each Subsidiary, if and when such Subsidiary exists, to perform and observe such of the following covenants and provisions as are applicable to such Subsidiary:

          (a) Payment of Taxes. The Company and each Subsidiary will pay and discharge all lawful taxes, assessments and governmental charges or levies imposed upon it or upon its income or property before the same shall become overdue; provided, however, that the Company or any Subsidiary shall not be required to pay and discharge any such tax, assessment, charge, levy, or claim so long as the validity thereof is being contested by the Company or any Subsidiary in good faith by appropriate proceedings if the Company or Subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto or where the failure to so pay would not have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Company or its Subsidiaries. All transfer, excise or other taxes payable to any jurisdiction (in the United States and outside of the United States) and/or by reason of the sale or issuance of the shares of Series A-l Preferred Stock (except for such taxes payable by reason of any subsequent transfer of the shares of Series A-l Preferred Stock) shall be paid or provided for by the Company. The preparation of such returns shall be at the Company's expense.

          (b) Maintenance of Insurance. The Company shall maintain, or shall cause to be maintained, valid policies of workers' compensation insurance, product liability insurance and other insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company or such Subsidiary operates, including, without limitation, insurance against loss, damage, fire, theft, public liability, liability associated with clinical trials and other risks.

          (c) Conduct of Business; Preservation of Corporate Existence and Intellectual Property Rights. The Company and each Subsidiary shall preserve and maintain its corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified, and cause each Subsidiary to qualify and remain qualified, as a foreign corporation in each jurisdiction in which (i) such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties or (ii) the failure to so qualify would have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Company or its Subsidiaries. The Company and each Subsidiary will continue to engage principally in the businesses they conduct as of the date hereof. The Company shall, and shall cause each Subsidiary to, secure, preserve and maintain all Company Intellectual Property Rights (as defined in the Purchase Agreement) owned or possessed by it, except where the failure to so secure, preserve and maintain such Intellectual Property Rights would not have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Company or its Subsidiaries.

          (d) Current Obligations. The Company and each Subsidiary shall pay, when due, or in conformity with customary trade terms but not later than 90 days from the due date, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company or its Subsidiaries, except such as are being contested in good faith and by proper proceedings if the Company or Subsidiary shall have set aside on its books sufficient reserves, if any, with respect thereto or where the failure to so pay would not have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Company or its Subsidiaries. The Company and each Subsidiary will pay and discharge all lawful claims for labor, materials and supplies which, if not paid when due, might become a lien or charge upon its property or any part thereof.

          (e) Maintenance of Properties. The Company and each Subsidiary shall maintain and preserve all of its tangible properties and assets necessary or useful for the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted, and except where the failure to so preserve and maintain such property would not have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Company or its Subsidiaries.

          (f) Inspection Rights. The Company shall, at any time during normal business hours and upon reasonable prior notice to the Company, permit any Major Stockholder, or the designated representative or agent of Major Stockholder, to
(i) visit and inspect the premises and any of the properties of the Company and any Subsidiary, including its records and books of account (and make copies thereof and take extracts therefrom), and (ii) discuss the affairs, finances and accounts of the Company and any Subsidiary with its officers, directors, employees and accountants, all at the expense of such Major Stockholder; provided, that, the Company shall not be obligated under this Section 4.1(f) with respect to information that the Board of Directors determines in good faith is confidential and should not be disclosed.

          (g) Compliance with Laws. The Company and each Subsidiary shall comply with the requirements of all applicable laws, rules, regulations and orders of the United States or any applicable foreign jurisdiction, including of the Food and Drug Administration or similar foreign governmental authority, in the conduct of its business, except where noncompliance would not have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Company or its Subsidiaries.

          (h) Material Changes, Litigation and FDA Notices. The Company will promptly notify its Board of Directors of any material adverse change in the business, properties, assets or condition (financial or otherwise) of the Company or any Subsidiary and of any litigation or governmental proceeding or investigation pending or, to the best knowledge of the Company, threatened against the Company or any Subsidiary which, if adversely determined, would materially adversely affect its present or proposed business, properties, assets or condition (financial or otherwise) taken as a whole. The Company will also promptly notify its Board of Directors of any facts which, if such facts had existed as of the date hereof, would have constituted a material breach of any representation or warranty contained in the Purchase Agreement and has had or would reasonably be expected to have a material adverse effect on the business, properties, assets or condition (financial or otherwise) of the Company or its Subsidiaries. The Company will also promptly provide to its Board of Directors written notice and copies of any material notices or correspondence from the Food and Drug Administration or any foreign regulatory equivalent.

          (i) Confidentiality, Assignment of Inventions, Non-Competition and Non-Solicitation Agreements. The Company will require each Founder and each person now or hereafter employed or retained by the Company or any Subsidiary (whether as an employee or as a consultant) with access to confidential and proprietary information of the Company to enter into an agreement covering confidentiality and assignment of inventions in substantially the form attached as Exhibit J to the Purchase Agreement.

          (j) Meetings of Directors and Committees of the Board. The Company shall hold meetings of the Company's Board of Directors on a monthly basis during the first six months following the date of the Original Investor Rights Agreement and thereafter not less than six (6) times per year unless otherwise determined by a majority of the members of the Board of Directors of the Company, but in any event not less than on a quarterly basis.

          (k) Keeping of Records and Books of Account. The Company and each Subsidiary shall keep adequate records and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and any Subsidiary, and in which, for each fiscal year, all proper reserves for depreciation, depletion, returns of merchandise, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

          (l) Compliance with ERISA. The Company and each Subsidiary shall comply with all minimum funding requirements applicable to any pension, employee benefit plans or employee contribution plans which are subject to ERISA or to the Code, and shall comply, in all other material respects, with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. Neither the Company nor any Subsidiary will permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in
Section 4068 of ERISA to attach to the assets of the Company or any Subsidiary.

          (m) Vesting of Stock. Unless otherwise approved by a majority of the members of the Board of Directors of the Company or a duly appointed committee thereof, all stock options and other stock equivalents issued after the date of this Agreement to employees, directors, consultants and other service providers pursuant to a stock purchase or option plan or other employee stock incentive program shall be subject to a minimum vesting schedule of at least four years, with 25% of the shares subject thereto vesting one year after the date of the issuance or grant of such shares, and the balance of such shares vesting no more frequently than monthly for three years thereafter, and shall provide for termination of vesting upon cessation of employment. With respect to any shares of stock purchased by any such person, the Company shall have a right of first refusal on any transfer of such shares with certain exceptions for transfers to immediate family members and to trusts of which the holder is the trustee. With respect to any stock equivalents that are subject to vesting, the Company shall have a repurchase option on any unvested portion of such securities in the event of cessation of employment or provision of services.

          (n) Stockholders' Agreement. If any person receives greater than 50,000 shares of Common Stock after the date of this Agreement (including without limitation receipt of Common Stock upon exercise of options) (subject to appropriate adjustment for any stock dividend, stock split, combination or similar recapitalization affecting such shares), the Company shall cause each such person to execute and deliver the applicable Instrument of Accession attached to the Stockholders' Agreement.

          (o) Reservation of Conversion Stock. The Company will, upon any increase in the number of shares of Common Stock issuable upon conversion of the outstanding shares of Series A-l Preferred Stock, reserve additional shares of Common Stock for issuance upon such conversion, so that the number of shares of Common Stock so reserved will not at any time be less than the number of such shares issuable upon such conversion.

          (p) Affiliated Transactions. All transactions by and between the Company or its Subsidiaries and any officer, employee or stockholder of the Company or its Subsidiaries or persons controlled by or affiliated with such officer, employee or stockholder, shall be conducted on an arms-length basis and shall be approved by a majority of the members of the Board of Directors of the Company after full disclosure of the terms thereof.

     4.2 Negative Covenants. The Company covenants and agrees that, in addition to any other vote required by law or the Company's Seventh Amended and Restated Certificate or the By-Laws, without the prior approval of a majority of the members of the Board of Directors of the Company, the Company shall not after the date of this Agreement, and the Company shall not permit any Subsidiary to:

          (a) enter into any contract, agreement or license or series of related contracts, agreements or licenses providing for payments thereunder, or make any expenditures, in excess of $250,000, whether in a single disbursement or a series of related disbursements, if such contract, agreement, license or series of contracts, agreements or licenses or expenditure is not included in the Budget (as defined below) approved by the Board of Directors;

          (b) enter into any financing arrangement in excess of $250,000 including, without limitation, loan agreements, guarantees, credit lines, letters of credit or capitalized leases, if such financing arrangement is not included in the Budget (as defined below) approved by the Board of Directors;

          (c) make any loan or guarantee any indebtedness;

          (d) appoint, terminate, remove or change the compensation of any Executive Officer;

          (e) enter into any asset purchase agreement, joint venture agreement, licensing agreement, exclusive marketing agreement, or exclusive distribution agreement outside the ordinary course of business;

          (f) authorize, designate, issue or agree to issue any equity or debt security of the Company, or any security convertible into, or exercisable for, shares of the capital stock of the Company;

          (g) take any action or enter into any other transaction outside the ordinary course of business or effect any material change in the conduct or operation of the Company's business that would be inconsistent with the Company's Budget (as defined below) approved by the Board of Directors; or

          (h) enter into any line of business other than the business described in the Company's Budget (as defined below) approved by the Board of Directors.

     4.3 Financial Statements and Other Information. The Company shall deliver the following documents to each Major Stockholder, or the designated representative or agent of such Major Stockholder:

          (a) not later than thirty (30) days prior to the end of each fiscal year, a comprehensive operating budget forecasting the Company revenues, expenses and cash position on a month-to-month basis for the upcoming fiscal year (the "Budget") approved for such fiscal year by the Board of Directors and, promptly after preparation, any revisions to the Budget.

          (b) as soon as practicable, but in any event within ninety (90) days after the end of each fiscal year of the Company, audited balance sheets of the Company and of each of its Subsidiaries as at the end of such year, together with separate statements of income and retained earnings, statements of cash flows and summaries of bookings and backlogs of the Company and of each of its Subsidiaries for such year, prepared in accordance with generally accepted accounting principles, audited by certified independent public accountants of established national reputation selected by the Company, together with the accountant's management letter regarding the adequacy of the audit and a capitalization updated as of such fiscal year end.

          (c) as soon as practicable, but in any event within thirty (30) days after the end of each of the first three fiscal quarters of the Company in each year, unaudited balance sheets of the Company and of each of its Subsidiaries as at the end of such quarter, together with separate statements of income and retained earnings, statements of cash flows and summaries of bookings and backlogs of the Company and of each of its Subsidiaries for such period and for the current fiscal year to date, and a report from the Chief Executive Officer or Chief Financial Officer discussing comparisons to forecasted quarterly budgets, all in reasonable detail; and

          (d) as soon as practicable, but in any event within fifteen (15) days after the end of each month, balance sheets of the Company and of each of its Subsidiaries as of the end of such month, together with separate statements of income and retained earnings, statements of cash flows and summaries of bookings and backlogs of the Company and of each of its Subsidiaries for such month and for the current fiscal year to date, and a report from the Chief Executive Officer or Chief Financial Officer discussing comparisons to forecasted monthly budgets, all in reasonable detail; and

          (e) as soon as practicable, but in any event within thirty (30) days after the end of each fiscal quarter, a table reflecting the Company's capitalization as of the end of such quarter, which lists stockholdings by individual stockholder.

     The foregoing financial statements shall be prepared on a consolidated basis if the Company has any Subsidiaries. The financial statements delivered pursuant to clauses (c) and (d) shall be accompanied by a certificate of the Chief Financial Officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as otherwise noted therein and subject to physical inventory and other customary year end audit adjustments) and fairly present the financial condition of the Company at the date thereof and for the periods covered thereby. The capitalization table delivered pursuant to clause (e) shall be accompanied by a certificate of the Chief Financial Officer of the Company stating that such table accurately presents the capitalization of the Company at the date thereof.

     4.4 Director and Officer Insurance; Indemnification. The Company shall obtain, as soon as reasonably practicable, and maintain from responsible and reputable insurance companies or associations, Director and Officer insurance upon terms reasonably satisfactory to the Board of Directors. In the event that the Company or any of its successors or assigns (i) consolidates with or merges into any other entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or (ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of the Company assume the obligations of the Company with respect to indemnification of members of the Board of Directors as in effect immediately prior to such transaction, whether in the Company's bylaws, Company's certificate of incorporation, or elsewhere, as the case may be, and to continue such indemnification for a period of at least six (6) years following the closing of any such merger or sale.

     4.5 Issuance of Series A-l Preferred Stock. The Company hereby agrees that it will not, in any transaction or series of transactions, issue or sell any shares of Series A-l Preferred Stock other than in accordance with and pursuant to the terms of the Purchase Agreement.

     4.6 Termination of Covenants. This Section 4 shall terminate upon the earlier of (a) the closing of a Company Sale or (b) the consummation of a Qualified Public Offering.

                                    SECTION 5

               TRANSFERS OF RIGHTS; AGREEMENT OF THE STOCKHOLDERS

     5.1 Transfers of Shares. The rights and obligations of each Preferred Stockholder hereunder may be assigned by such Preferred Stockholder and Warrantholder to any person or entity to which Registrable Shares are transferred by such Preferred Stockholder and Warrantholder in compliance with the requirements of the Stockholders' Agreement, and for purposes of this Agreement such transferee shall be deemed a "Preferred Stockholder" or "Warrantholder", respectively, provided that the assignment of rights shall be contingent upon the transferee providing written instrument to the Company notifying the Company of such transfer and agreeing in writing to be bound by all terms and conditions set forth in this Agreement. This Agreement may not be assigned by the Company.

                                    SECTION 6

                                  MISCELLANEOUS

     6.1 Notices. Any notice, demand, request or delivery required or permitted to be given pursuant to the terms of this Agreement shall be in writing and shall be deemed given (i) when delivered personally or when sent by facsimile transmission and confirmed by telephone or electronic transmission report (with a hard copy to follow by mail), (ii) on the next business day after timely delivery to a generally recognized receipted overnight courier (such as FedEx) and (iii) on the third business day after deposit in the U.S. mail (certified or registered mail, return receipt requested, postage prepaid), addressed to the party at such party's address as set forth below or as subsequently modified by written notice delivered as provided herein, as follows:

               (i) if to the Company, to:

                   Xanodyne Pharmaceuticals, Inc.
                   7300 Turfway Road
                   Suite 300
                   Florence, Kentucky 41042
                   Telephone: (879) 371-7581
                   Facsimile: (859) 371-7692
                   Attention: Thomas P. Jennings, Esq.

or at such other address or addresses as may have been furnished in writing by the Company, with a copy to:

                   Paul R. Mattingly, Esq.
                   Dinsmore & Shohl LLP
                   255 E. 5th St., Suite 1900
                   Cincinnati, Ohio 45202
                   Telephone: (513)977-8200
                   Facsimile: (513)977-8141

               (ii) if to a Preferred Stockholder, at the address as set forth on Exhibit A hereto or at such other address as may have been furnished in writing by such Preferred Stockholder to the other parties hereto.

               (iii) if to a Warrantholder, at the address as set forth on Exhibit B hereto or at such other address as may have been furnished in writing by such Warrantholder to the other parties hereto.

     6.2 Successors and Assigns. Except as otherwise expressly provided herein, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the respective successors, permitted assigns, heirs, executors and administrators of the parties hereto.

     6.3 Entire Agreement. This Agreement, the Purchase Agreement, and the Stockholders' Agreement embody the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, written or oral, relating to such subject matter, including, without limitation, that certain Original Investor Rights Agreement and that certain Term Sheet by and among the Company and MPM BioVentures III LLC, dated as of May 10, 2007.

     6.4 Amendments and Waivers. Except as otherwise expressly set forth in this Agreement, any term of this Agreement may be amended or terminated and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the holders of at least sixty (60) percent of the Registrable Shares; provided that, if such amendment or waiver would disadvantage one or more holders of Registerable Shares in a manner more adverse than other holders of Registerable Shares, the affirmative vote or written consent of the holders of Registerable Shares so disadvantaged shall be required; and provided further that the rights contained in Section 3.1 hereof may not be waived, amended or terminated without the written consent of the Company and the holders of at least sixty-eight (68) percent of the Registrable Shares. Any amendment, termination or waiver effected in accordance with this
Section 6.4 shall be binding on all parties hereto, even if they do not execute such consent. No waivers of or exceptions to any term, condition or provision of this Agreement, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

     6.5 Confidentiality. Each Preferred Stockholder shall keep confidential and shall not disclose, divulge, use or otherwise take advantage of (except as contemplated hereunder) any confidential, proprietary or secret information that it may obtain from the Company or any Subsidiary pursuant to financial statements, reports and other materials and information transmitted by such entities to such Preferred Stockholder pursuant to this Agreement or the

Purchase Agreement, or pursuant to any visitation, observation or inspection rights granted hereunder, unless such information (i) was a matter of public knowledge prior to the time of its disclosure by the Company to such Preferred Stockholder; (ii) became a matter of public knowledge after the time of its disclosure by the Company to such Preferred Stockholder through means other than an unauthorized disclosure resulting from an act or omission by such Preferred Stockholder; (iii) was independently developed or discovered by the Preferred Stockholder without reference to information provided by the Company; (iv) was or becomes available to such Preferred Stockholder on a non-confidential basis from a third party, provided that such third party is not bound by an obligation of confidentiality to the Company with respect to such confidential information; or (v) is required to be disclosed to comply with applicable laws or regulations, or with a valid order of a court or other governmental body of the United States or any political subdivisions thereof, provided such Preferred Stockholder takes all reasonable actions to obtain confidential treatment for such disclosure and, if possible, to minimize the extent of such disclosure. Notwithstanding the foregoing, each Preferred Stockholder may disclose such information (a) to its respective partners, members, parent corporations, subsidiaries or other affiliates, which parties shall remain bound by this confidentiality provision; (b) to its attorneys, accountants, consultants and other professionals to the extent necessary to obtain their services in connection with its investment in the Company; or (c) to any prospective purchaser of any Company securities from such Preferred Stockholder as long as such prospective purchaser agrees in writing to be bound by the provisions of this Section 6.5, except that such Preferred Stockholder may disclose such confidential information for the purpose of evaluating its investment in the Company only to any general partner, limited partner, retired partner, shareholder, member, retired member or Affiliate of such Preferred Stockholder, as applicable, or any general partner, limited partner, retired partner, shareholder, member, retired member or Affiliate of the foregoing, or investment vehicles for whom any of the foregoing serves as a general partner, manager or investment advisor, as applicable, or the estates, beneficiaries, trustees or family members of any such general partner, limited partner, retired partner, shareholder, member, retired member or Affiliate, or any trusts for the benefit of any of the foregoing persons, as long as such person or entity is advised of the confidentiality provisions of this Agreement.

     6.6 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which shall be one and the same document. Facsimile signatures may be relied upon and shall be deemed originals for purposes of effecting the provisions of this Agreement.

     6.7 Independent Signatures. The signatories hereto shall be entitled to the benefits and subject to the obligations set forth in this Agreement. Each signatory hereto acknowledges and agrees that he, she or it shall be bound by the terms and obligations of this Agreement with and to the other signatories regardless of whether all of the Common Stockholders or Preferred Stockholders listed on the signature pages hereto execute this Agreement.

     6.8 Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

     6.9 Specific Performance. In addition to any and all other remedies that may be available at law in the event of any breach of this Agreement, each Preferred Stockholder shall be entitled to seek specific performance of the agreements and obligations of the Company hereunder and to such other injunctive or other equitable relief as may be granted by a court of competent jurisdiction.

     6.10 Titles and Subtitles. The titles of sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

     6.11 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware and the laws of the United States applicable therein (without giving effect to any choice or conflict of laws provision or rule that would cause the application of the laws of any other jurisdiction) and shall be treated in all respects as a Delaware contract.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

                                        COMPANY:

                                        XANODYNE PHARMACEUTICALS, INC.


                                        By: /s/ Rolf Classon
                                            ------------------------------------
                                            Rolf Classon
                                            President and Chief Executive
                                            Officer


                                        PREFERRED STOCKHOLDERS:

                                        UNION SPRINGS, L.L.C.

                                        By: Griggs Family L.L.C., Manager


                                        By:
                                            ------------------------------------
                                            Roger D. Griggs, Authorized Member


                                        UNION SPRINGS II LLC

                                        By: Griggs Family L.L.C., Manager


                                        By:
                                            ------------------------------------
                                            Roger D. Griggs, Authorized Member


                                        UNION SPRINGS III LLC

                                        By: Griggs Family L.L.C., Manager


                                        By:
                                            ------------------------------------
                                            Roger D. Griggs, Authorized Member


                                        UNION SPRINGS V LLC

                                        By: Griggs Family L.L.C., Manager


                                        By:
                                            ------------------------------------
                                            Roger D. Griggs, Authorized Member


                                        By:
                                            ------------------------------------
                                            Roger D. Griggs

       [Signature Page to Amended and Restated Investor Rights Agreement]

     IN WITNESS WHEREOF, the parties have executed this Amended and Restated Investor Rights Agreement as of the date first written above.

                                        COMPANY:

                                        XANODYNE PHARMACEUTICALS, INC.


                                        By:
                                            ------------------------------------
                                            Rolf Classon
                                            President and Chief Executive
                                            Officer


                                        PREFERRED STOCKHOLDERS:

                                        UNION SPRINGS, L.L.C.

                                        By: Griggs Family L.L.C., Manager


                                        By: /s/ Roger D. Griggs
                                            ------------------------------------
                                            Roger D. Griggs, Authorized Member


                                        UNION SPRINGS II LLC

                                        By: Griggs Family L.L.C., Manager


                                        By: /s/ Roger D. Griggs
                                            ------------------------------------
                                            Roger D. Griggs, Authorized Member


                                        UNION SPRINGS III LLC

                                        By: Griggs Family L.L.C., Manager


                                        By: /s/ Roger D. Griggs
                                            ------------------------------------
                                            Roger D. Griggs, Authorized Member


                                        UNION SPRINGS V LLC

                                        By: Griggs Family L.L.C., Manager


                                        By: /s/ Roger D. Griggs
                                            ------------------------------------
                                            Roger D. Griggs, Authorized Member


                                        By: /s/ Roger D. Griggs
                                            ------------------------------------
                                            Roger D. Griggs

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        UNION SPRINGS VII LLC

                                        By: Griggs Family L.L.C., Manager


                                        By: /s/ Roger D. Griggs
                                            ------------------------------------
                                            Roger D. Griggs, Authorized Member

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        BLUE CHIP IV LIMITED PARTNERSHIP

                                        By: Blue Chip Venture Company, Ltd.,
                                            General Partner


                                        By: /s/ John C. McIlwraith
                                            ------------------------------------
                                        Name: John C. McIlwraith
                                        Its:  Managing Director


                                        BLUE CHIP CAPITAL FUND II LIMITED
                                        PARTNERSHIP

                                        By: Blue Chip Venture Company, Ltd.,
                                            General Partner


                                        By: /s/ John C. McIlwraith
                                            ------------------------------------
                                        Name: John C. McIlwraith
                                        Its: Managing Director


                                        BLUE CHIP CAPITAL FUND III LIMITED
                                        PARTNERSHIP

                                        By: Blue Chip Venture Company, Ltd.,
                                            General Partner


                                        By: /s/ John C. McIlwraith
                                            ------------------------------------
                                        Name: John C. McIlwraith
                                        Its: Managing Director


                                        BLUE CHIP/UNION SPRINGS, LLC

                                        By: Blue Chip Venture Company, Ltd.,
                                            Manager


                                        By: /s/ John C. McIlwraith
                                            ------------------------------------
                                        Name: John C. McIlwraith
                                        Its: Managing Director


                                        MIAMI VALLEY VENTURE FUND L.P.

                                        By: Blue Chip Venture Company of Dayton,
                                            Ltd.
                                            Special Limited Partner


                                        By: /s/ John C. McIlwraith
                                            ------------------------------------
                                        Name: John C. McIlwraith
                                        Its: Managing Director

                                        MPM BIOVENTURES III, L.P.

                                        By: MPM BioVentures III GP, L.P., its
                                            General Partner

                                        By: MPM BioVentures III LLC, its
                                            General Partner


                                        By: /s/ Ansbert Gadicke
                                            ------------------------------------
                                        Name: Ansbert Gadicke
                                        Title: Series A Member


                                        MPM BIOVENTURES III-QP, L.P.

                                        By: MPM BioVentures III GP, L.P., its
                                            General Partner

                                        By: MPM BioVentures III LLC, its
                                            General Partner


                                        By: /s/ Ansbert Gadicke
                                            ------------------------------------
                                        Name: Ansbert Gadicke
                                        Title: Series A Member


                                        MPM BIOVENTURES III PARALLEL FUND, L.P.

                                        By: MPM BioVentures III GP, L.P., its
                                            General Partner

                                        By: MPM BioVentures III LLC, its
                                            General Partner


                                        By: /s/ Ansbert Gadicke
                                            ------------------------------------
                                        Name: Ansbert Gadicke
                                        Title: Series A Member

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        MPM BIOVENTURES III GMBH & CO.
                                        BETEILIGUNGS KG

                                        By: MPM BioVentures III GP, L.P., in its
                                            capacity as the Managing Limited
                                            Partner

                                        By: MPM BioVentures III LLC, its
                                            General Partner


                                        By: /s/ Ansbert Gadicke
                                            ------------------------------------
                                        Name: Ansbert Gadicke
                                        Title: Series A Member


                                        MPM ASSET MANAGEMENT INVESTORS 2005
                                        BVIII LLC


                                        By: /s/ Ansbert Gadicke
                                            ------------------------------------
                                        Name: Ansbert Gadicke
                                        Title: Manager

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                     APAX EUROPE VI - A, L.P.

                                     By: Apax WW Nominee Limited -a/c AE6, as
                                         their nominee


                                     By: /s/ Adrian Beecroft   /s/ Stephen Green
                                         ---------------------------------------
                                     Name: Adrian Beecroft     Stephen Green
                                     Title: Director           Director


                                     APAX EUROPE VI - I, L.P.

                                     By: Apax WW Nominee Limited - a/c AE6,
                                         as their nominee


                                     By: /s/ Adrian Beecroft   /s/ Stephen Green
                                         ---------------------------------------
                                     Name: Adrian Beecroft     Stephen Green
                                     Title: Director           Director

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        APAX EXCELSIOR VI, L.P.

                                        By: Apax Excelsior VI Partners, L.P.,
                                            their General Partner

                                        By: Apax Managers, Inc., its General
                                            Partner


                                        By: /s/ Peter Jeton
                                            ------------------------------------
                                        Name: Peter Jeton
                                        Title: COO


                                        APAX EXCELSIOR VI - A, C.V.

                                        By: Apax Excelsior VI Partners, L.P.,
                                            their General Partner

                                        By: Apax Managers, Inc., its General
                                            Partner


                                        By: /s/ Peter Jeton
                                            ------------------------------------
                                        Name: Peter Jeton
                                        Title: COO


                                        APAX EXCELSIOR VI - B, C.V.

                                        By: Apax Excelsior VI Partners, L.P.,
                                            their General Partner

                                        By: Apax Managers, Inc., its General
                                            Partner


                                        By: /s/ Peter Jeton
                                            ------------------------------------
                                        Name: Peter Jeton
                                        Title: COO


                                        PATRICOF PRIVATE INVESTMENT CLUB
                                        III, L.P.

                                        By: Apax Excelsior VI Partners, L.P.,
                                            their General Partner

                                        By: Apax Managers, Inc., its General
                                            Partner


                                        By: /s/ Peter Jeton
                                            ------------------------------------
                                        Name: Peter Jeton
                                        Title: COO

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        PERSEUS-SOROS BYOPHARMACEUTICAL FUND,
                                        L.P.


                                        By: /s/ Jay A. Schoenfarber
                                            ------------------------------------
                                        Name: Jay A. Schoenfarber
                                        Title: Attorney-in-Fact

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        AIG PEP III DIRECT, L.P.

                                        By: AIG Global Investment Corp., its
                                            investment adviser


                                        By: /s/ Jonathan Stearns
                                            ------------------------------------
                                        Name: Jonathan Stearns
                                        Title: Managing Director


                                        AIG PEP IV CO-INVESTMENT, L.P.

                                        By: AIG PEP IV Co-Investment GP, L.P.,
                                            its general partner

                                        By: AIG PEP IV Co-Investment GP, LLC,
                                            its general manager

                                        By: AIG Global Investment Corp., its
                                            managing member


                                        By: /s/ Jonathan Stearns
                                            ------------------------------------
                                        Name: Jonathan Stearns
                                        Title: Managing Director


                                        AIG HORIZON PARTNERS FUND, L.P.

                                        By: AIG Horizon Partners GP, L.P., its
                                            general partner

                                        By: AIG Horizon Partners, LLC, its
                                            general partner

                                        By: AIG Global Investment Corp., its
                                            managing member


                                        By: /s/ Jonathan Stearns
                                            ------------------------------------
                                        Name: Jonathan Stearns
                                        Title: Managing Director

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        AIG HORIZON SIDE-BY-SIDE FUND, L.P.

                                        By: AIG Horizon SBS GP, L.P., its
                                            general partner

                                        By: AIG Horizon Partners, LLC, its
                                            general partner

                                        By: AIG Global Investment Corp., its
                                            managing member


                                        By: /s/ Jonathan Stearns
                                            ------------------------------------
                                        Name: Jonathan Stearns
                                        Title: Managing Director


                                        AIG CO-INVESTMENT FUND, L.P.

                                        By: AIG Co-Investment General Partner,
                                            L.P., its general partner

                                        By: AIG Direct Investments, LLC, its
                                            general partner

                                        By: AIG Global Investment Corp., its
                                            managing member


                                        By: /s/ Jonathan Stearns
                                            ------------------------------------
                                        Name: Jonathan Stearns
                                        Title: Managing Director

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        AIG PRIVATE EQUITY (BERMUDA) LTD.


                                        By: /s/ Mark Waddington
                                            ------------------------------------
                                        Name: Mark Waddington
                                        Title: Treasurer

                                        HEALTHCARE VENTURES VI, L.P.

                                        By: Health Care Partners VI L.P., its
                                            General Partner


                                        By: /s/ Jeffrey Steinberg
                                            ------------------------------------
                                        Name: Jeffrey Steinberg
                                        Title: Administrative Partner

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        ESSEX WOODLANDS HEALTH VENTURES FUND
                                        IV, L.P.

                                        By: Essex Woodlands Health Ventures, IV,
                                            LLC, General Partner


                                        By: /s/ J L Currie
                                            ------------------------------------
                                        Name: J L Currie
                                        Title: Managing Partner


                                        ESSEX WOODLANDS HEALTH VENTURES FUND
                                        V, L.P.

                                        By: Essex Woodlands Health Ventures V,
                                            LLC, General Partner


                                        By: /s/ J L Currie
                                            ------------------------------------
                                        Name: J L Currie
                                        Title: Managing Partner

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        COLEMAN SWENSON HOFFMAN BOOTH IV L.P.

                                        By: Its General Partner
                                            CSHB Ventures VI, L.P.


                                        By: /s/ Larry H. Coleman
                                            ------------------------------------
                                        Name: Larry H. Coleman
                                        Title: General Partner


                                        JOHNSON & JOHNSON DEVELOPMENT
                                        CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MESIROW FINANCIAL


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PAREXEL INTERNATIONAL CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ----------------------------------------
                                        William A. Nuerge

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        COLEMAN SWENSON HOFFMAN BOOTH, IV. L.P.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        JOHNSON & JOHNSON DEVELOPMENT
                                        CORPORATION


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MESIROW FINANCIAL


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        PAREXEL INTERNATIONAL CORPORATION


                                        By: /s/ James F. Winschel
                                            ------------------------------------
                                        Name: James F. Winschel
                                        Title: SVP & CFO


                                        ----------------------------------------
                                        William A. Nuerge

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        WARRANTHOLDERS:

                                        SILVER POINT CAPITAL FUND, LP


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory


                                        SILVER POINT CAPITAL OFFSHORE FUND, INC.


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory


                                        SPCP GROUP III LLC


                                        By: /s/ Richard Petrilli
                                            ------------------------------------
                                        Name: Richard Petrilli
                                        Title: Authorized Signatory

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                        BLUE RIDGE INVESTMENTS, LLC


                                        By: /s/ Peter Sherman
                                            ------------------------------------
                                        Name: Peter Sherman
                                        Title: Managing Director

       [Signature Page to Amended and Restated Investor Rights Agreement]

                                    EXHIBIT A

                  Names and Addresses of Preferred Stockholder

NAME AND ADDRESS OF PREFERRED STOCKHOLDERS

Union Springs, LLC
Xanodyne Pharmaceuticals, Inc.
Attn: Thomas P. Jennings
7300 Turfway Road, Suite 300
Florence, KY 41042

Union Springs II LLC
Xanodyne Pharmaceuticals, Inc.
Attn: Thomas P. Jennings
7300 Turfway Road, Suite 300
Florence, KY 41042

Union Springs III LLC
Xanodyne Pharmaceuticals, Inc.
Attn: Thomas P. Jennings
7300 Turfway Road, Suite 300
Florence, KY 41042

Union Springs V, LLC
Xanodyne Pharmaceuticals, Inc.
Attn: Thomas P. Jennings
7300 Turfway Road, Suite 300
Florence, KY 41042

Union Springs VII, LLC
Xanodyne Pharmaceuticals, Inc.
Attn: Thomas P. Jennings
7300 Turfway Road, Suite 300
Florence, KY 41042

Blue Chip IV Limited Partnership
Attn: John McIlwraith
1100 Chiquita Center
250 East Fifth Street
Cincinnati, OH 45202

Blue Chip Capital Fund II Limited Partnership
Attn: John McIlwraith
1100 Chiquita Center
250 East Fifth Street
Cincinnati, OH 45202

NAME AND ADDRESS OF PREFERRED STOCKHOLDERS

Blue Chip Capital Fund III Limited Partnership
Attn: John McIlwraith
100 Chiquita Center
250 East Fifth Street
Cincinnati, OH 45202

Blue Chip/Union Springs, LLC
Xanodyne Pharmaceuticals, Inc.
Attn: Thomas P. Jennings
7300 Turfway Road, Suite 300
Florence, KY 41042

Miami Valley Venture Fund L.P.
Attn: John McIlwraith
1100 Chiquita Center
250 East Fifth Street
Cincinnati, OH 45202

Roger D. Griggs
Xanodyne Pharmaceuticals, Inc.
Attn: Thomas P. Jennings
7300 Turfway Road, Suite 300
Florence, KY 41042

MPM BioVentures III, L.P.
200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BioVentures III-QP, L.P.
200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BioVentures III GmbH & Co.
Beteiligungs KG
200 Clarendon Street, 54th Floor
Boston, MA 02116

MPM BioVentures III Parallel Fund, L.P.
200 Clarendon Street, 54th Floor
Boston, MA 02116

NAME AND ADDRESS OF PREFERRED STOCKHOLDERS

MPM Asset Management Investors 2005 BVIII LLC
200 Clarendon Street, 54th Floor
Boston, MA 02116

      with a copy to:

      James T. Barrett, Esq.
      Edwards Angell Palmer & Dodge LLP
      111 Huntington Avenue
      Boston, MA 02199-7613

Apax Europe VI - A, L.P.
c/o Apax Europe VI GP Co. Ltd.
PO Box 431
13-15 Victoria Road
St. Peter Port
Guernsey
Channel Islands GY1 3ZD

Apax Europe VI - 1, L.P.
c/o Apax Europe VI GP Co. Ltd.
PO Box 431
13-15 Victoria Road
St. Peter Port
Guernsey
Channel Islands GY1 3ZD

Apax Excelsior VI, L.P.
445 Park Avenue, 11th Floor
New York, NY 10022

Apax Excelsior VI-A C.V.
445 Park Avenue, 11th Floor
New York, NY 10022

Apax Excelsior VI-B C.V.
445 Park Avenue, 11th Floor
New York, NY 10022

NAME AND ADDRESS OF PREFERRED STOCKHOLDERS

Patricof Private Investment Club III, L.P.
445 Park Avenue, 11th Floor
New York, NY 10022

Perseus-Soros Biopharmaceutical Fund, LP
888 Seventh Avenue, 29th Floor
New York, New York 10106

AIG PEP III Direct, L.P.
c/o AIG Global Investment Group
70 Pine Street, 28th Floor
New York, NY 10270

AIG PEP IV Co-Investment, L.P.
c/o AIG Global Investment Group
70 Pine Street, 28th Floor
New York, NY 10270

AIG Horizon Partners Fund, L.P.
c/o AIG Global Investment Group
70 Pine Street, 28th Floor
New York, NY 10270

AIG Horizon Side-By-Side Fund, L.P.
c/o AIG Global Investment Group
70 Pine Street, 28th Floor
New York, NY 10270

AIG Private Equity (Bermuda) Ltd.
Attn. Jocelyn Troake
29, Richmond Road
Pembroke, HM 08
Bermuda

NAME AND ADDRESS OF PREFERRED STOCKHOLDERS

      with a copy to:

      AIG Private Equity Ltd.
      Attn. Conradin Schneider
      Baarerstr. 8
      6300 Zug
      Switzerland

AIG Co-Investment Fund, L.P.
c/o AIG Global Investment Group
70 Pine Street, 28th Floor
New York, NY 10270

Healthcare Ventures VI, L.P.
Attn: James Cavanaugh
44 Nassau Street
Princeton, NJ 08542

      with a copy to:

      Christopher S. Miller, Esq.
      Pepper Hamilton LLP
      400 Berwyn Park
      899 Cassatt Road
      Berwyn, PA 19312-1183

Essex Woodlands Health Ventures Fund V, L.P.
Attn: James Currie
190 South LaSalle Street, Suite 2800
Chicago, IL 60603

Essex Woodlands Health Ventures Fund IV, L.P.
Attn: James L. Currie
190 South LaSalle Street, Suite 2800
Chicago, IL 60603

NAME AND ADDRESS OF PREFERRED STOCKHOLDERS

Coleman Swenson Hoffman Booth IV, L.P.
Attn: Larry H. Coleman
237 Second Avenue South
Franklin, TN 37064

Parexel International Corporation
Attn: Brett Davis
195 West Street
Waltham, MA 02451

                                    Exhibit B

Name and Address of Preferred Stockholders

Silver Point Capital Fund, LP
Two Greenwich Plaza, 1st Floor
Greenwich, Connecticut 06830
Attention: Ryan Vetsch

Silver Point Capital Offshore Fund, Ltd.
Two Greenwich Plaza, 1st Floor
Greenwich, Connecticut 06830
Attention: Ryan Vetsch

SPCP Group III LLC
Two Greenwich Plaza, 1st Floor
Greenwich, Connecticut 06830
Attention: Ryan Vetsch

Blue Ridge Investments, LLC
c/o Bank of America Securities
214 North Tryon Street
NC1-027-14-01
Charlotte, NC 28255
Attention: Joe Haverkamp

                               AMENDMENT NO. 1 TO

                 AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT


         This Amendment No. 1 (the "Amendment") to the Amended and Restated Investor Rights Agreement, dated as of June 20, 2007 (the "Agreement"), by and among Xanodyne Pharmaceuticals, Inc., a Delaware corporation (the "Company"), and the Preferred Stockholders and Warrantholders identified therein, is entered into as of November 8, 2007, by and among the Company and the Preferred Stockholders and the Warrantholders. Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

         WHEREAS, the Company and holders of at least sixty-eight percent (68%) of the Registrable Securities desire to amend the Agreement to increase the number of shares of Common Stock allocated for issuance to employees or directors of, or consultants to, the Company or any of its subsidiaries, pursuant to a plan, agreement or arrangement approved by the Board, for which the Major Stockholders shall not have participation rights pursuant to Section
3.1 of the Agreement;

         NOW THEREFORE, the Company and the Stockholders hereby agree as follows:

         1. Section 3.1(h)(vi) of the Agreement shall be amended by deleting the number "15,204,427" and inserting in place thereof the number "41,204,427."

         2. Except as modified hereby, the Company and the Preferred Stockholders and the Warrantholders agree that the Agreement shall remain in full force and effect in accordance with its terms.

         3. This Amendment may be executed and delivered by facsimile signature and in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  [Remainder of page intentionally left blank]

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      COMPANY:

                                      XANODYNE PHARMACEUTICALS, INC.



                                      By:    /s/ Stephen A. Stamp
                                             -----------------------------------
                                      Name:  Stephen A. Stamp
                                             -----------------------------------
                                      Title: Chief Financial Officer
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      UNION SPRINGS, L.L.C.

                                      By: Griggs Family L.L.C., Manager



                                      By: /s/ Roger D. Griggs
                                         ---------------------------------------
                                             Roger D. Griggs, Authorized Member


                                      UNION SPRINGS II LLC

                                      By: Griggs Family L.L.C., Manager



                                      By: /s/ Roger D. Griggs
                                         ---------------------------------------
                                         Roger D. Griggs, Authorized Member


                                      UNION SPRINGS III LLC

                                      By: Griggs Family L.L.C., Manager



                                      By: /s/ Roger D. Griggs
                                         ---------------------------------------
                                         Roger D. Griggs, Authorized Member


                                      UNION SPRINGS V LLC

                                      By: Griggs Family L.L.C., Manager



                                      By: /s/ Roger D. Griggs
                                         ---------------------------------------
                                         Roger D. Griggs, Authorized Member


                                      UNION SPRINGS VII LLC

                                      By: Griggs Family L.L.C., Manager



                                      By: /s/ Roger D. Griggs
                                         ---------------------------------------
                                         Roger D. Griggs, Authorized Member

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:


                                      /s/ Roger D. Griggs
                                      ------------------------------------------
                                      Roger D. Griggs

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      BLUE CHIP IV LIMITED PARTNERSHIP

                                      By:    Blue Chip Venture Company, Ltd.,
                                             General Partner



                                      By:    /s/ John C. McIlwraith
                                         ---------------------------------------
                                      Name:  John C. McIlwraith
                                           -------------------------------------
                                      Title: Managing Director
                                            ------------------------------------


                                      BLUE CHIP CAPITAL FUND II LIMITED
                                      PARTNERSHIP

                                      By:    Blue Chip Venture Company, Ltd.,
                                             General Partner



                                      By:    /s/ John C. McIlwraith
                                         ---------------------------------------
                                      Name:  John C. McIlwraith
                                           -------------------------------------
                                      Title: Managing Director
                                            ------------------------------------

                                      BLUE CHIP CAPITAL FUND III LIMITED
                                      PARTNERSHIP

                                      By:    Blue Chip Venture Company, Ltd.,
                                             General Partner



                                      By:    /s/ John C. McIlwraith
                                         ---------------------------------------
                                      Name:  John C. McIlwraith
                                           -------------------------------------
                                      Title: Managing Director
                                            ------------------------------------


                                      BLUE CHIP/UNION SPRINGS, LLC

                                      By:    Blue Chip Venture Company, Ltd.,
                                             Manager



                                      By:   /s/ John C. McIlwraith
                                         ---------------------------------------
                                      Name: John C. McIlwraith
                                           -------------------------------------
                                      Title: Manager
                                            ------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      MIAMI VALLEY VENTURE FUND L.P.

                                      By:    Blue Chip Venture Company of
                                             Dayton, Ltd.,
                                             Special Limited Partner



                                      By:   /s/ John C. McIlwraith
                                         ---------------------------------------
                                      Name: John C. McIlwraith
                                           -------------------------------------
                                      Title: Manager
                                            ------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      ESSEX WOODLANDS HEALTH VENTURES
                                      FUND IV, L.P.

                                      By:    Essex Woodlands Health Ventures IV,
                                             L.L.C., its General Partner



                                      By:    /s/ James L. Currie
                                             -----------------------------------
                                      Name:  James L. Currie
                                             -----------------------------------
                                      Title: Managing Director
                                             -----------------------------------


                                      ESSEX WOODLANDS HEALTH VENTURES
                                      FUND V, L.P.

                                      By:    Essex Woodlands Health Ventures V,
                                             L.L.C., its General Partner



                                      By:    /s/ James L. Currie
                                             -----------------------------------
                                      Name:  James L. Currie
                                             -----------------------------------
                                      Title: Managing Director
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      COLEMAN SWENSON HOFFMAN BOOTH IV, L.P.

                                      By:    CSHB Ventures IV L.P., its General
                                             Partner



                                      By:     /s/ Larry H. Coleman
                                             -----------------------------------
                                      Name:   Larry H. Coleman
                                             -----------------------------------
                                      Title:  Managing General Partner
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      HEALTH CARE VENTURES VI, L.P.

                                      By:    Health Care Partners VI, L.P., its
                                             general partner



                                      By:    /s/ James H. Cavanaugh
                                             -----------------------------------
                                      Name:  James H. Cavanaugh
                                             -----------------------------------
                                      Title: Managing Director
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      PAREXEL INTERNATIONAL CORPORATION



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      MPM BIOVENTURES III, L.P.

                                      By:    MPM BioVentures III GP, L.P., its
                                             General Partner
                                      By:    MPM BioVentures III LLC, its
                                             General Partner

                                      By: /s/ Ansbert Gadicke
                                         ---------------------------------------
                                      Name: Ansbert Gadicke
                                           -------------------------------------
                                      Title: Series A Member
                                            ------------------------------------


                                      MPM BIOVENTURES III-QP, L.P.

                                      By:    MPM BioVentures III GP, L.P., its
                                             General Partner
                                      By:    MPM BioVentures III LLC, its
                                             General Partner



                                      By: /s/ Ansbert Gadicke
                                         ---------------------------------------
                                      Name: Ansbert Gadicke
                                           -------------------------------------
                                      Title: Series A Member
                                            ------------------------------------


                                      MPM BIOVENTURES III PARALLEL FUND, L.P.

                                      By:    MPM BioVentures III GP, L.P., its
                                             General Partner
                                      By:    MPM BioVentures III LLC, its
                                             General Partner



                                      By: /s/ Ansbert Gadicke
                                         ---------------------------------------
                                      Name: Ansbert Gadicke
                                           -------------------------------------
                                      Title: Series A Member
                                            ------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      MPM BIOVENTURES III GMBH & CO.
                                      BETEILIGUNGS KG

                                      By:    MPM BioVentures III GP, L.P., in
                                             its capacity as the Managing
                                             Limited Partner
                                      By:    MPM BioVentures III LLC, its
                                             General Partner



                                      By:    /s/ Ansbert Gadicke
                                         ---------------------------------------
                                      Name:  Ansbert Gadicke
                                           -------------------------------------
                                      Title: Series A Member
                                            ------------------------------------


                                      MPM ASSET MANAGEMENT INVESTORS 2005 BVIII
                                      LLC



                                      By:    /s/ Ansbert Gadicke
                                         ---------------------------------------
                                      Name:  Ansbert Gadicke
                                           -------------------------------------
                                      Title: Manager
                                            ------------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      APAX EUROPE VI -- A, L.P.

                                      By:    Apax Partners Europe Managers
                                             Limited, its Manager



                                      By:    /s/ Ian Jones
                                             -----------------------------------
                                      Name:  Ian Jones
                                             -----------------------------------
                                      Title: Director
                                             -----------------------------------



                                      By:    /s/ Adrian Beecroft
                                             -----------------------------------
                                      Name:  Adrian Beecroft
                                             -----------------------------------
                                      Title: Director
                                             -----------------------------------


                                      APAX EUROPE VI -- 1, L.P.

                                      By:    Apax Partners Europe Managers
                                             Limited, its Manager



                                      By:    /s/ Ian Jones
                                             -----------------------------------
                                      Name:  Ian Jones
                                             -----------------------------------
                                      Title: Director
                                             -----------------------------------



                                      By:    /s/ Adrian Beecroft
                                             -----------------------------------
                                      Name:  Adrian Beecroft
                                             -----------------------------------
                                      Title: Director
                                             -----------------------------------


                                       APAX WW NOMINEES LIMITED



                                      By:    /s/ Ian Jones
                                             -----------------------------------
                                      Name:  Ian Jones
                                             -----------------------------------
                                      Title: Director
                                             -----------------------------------



                                      By:    /s/ Adrian Beecroft
                                             -----------------------------------
                                      Name:  Adrian Beecroft
                                             -----------------------------------
                                      Title: Director
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      APAX EXCELSIOR VI, L.P.
                                      APAX EXCELSIOR VI-A C.V.
                                      APAX EXCELSIOR VI-B C.V.
                                      PATRICOF PRIVATE INVESTMENT CLUB III, L.P.

                                      By:    Apax Excelsior VI Partners, L.P.,
                                             their General Partner
                                      By:    Apax Managers, Inc., its General
                                             Partner



                                      By:     /s/ Jay Schoenfarber
                                             -----------------------------------
                                      Name:   Jay Schoenfarber
                                             -----------------------------------
                                      Title:  Attorney-in-Fact
                                             -----------------------------------


                                      PERSEUS-SOROS BIOPHARMACEUTICAL FUND, LP



                                      By:     /s/ Jay Schoenfarber
                                             -----------------------------------
                                      Name:   Jay Schoenfarber
                                             -----------------------------------
                                      Title:  Attorney-in-Fact
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      AIG PEP III DIRECT, L.P.

                                      By:    AIG Global Investment Corp., its
                                             investment adviser



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                      AIG PEP IV CO-INVESTMENT, L.P.

                                      By:    AIG PEP IV Co-Investment GP, L.P.,
                                             its general partner
                                      By:    AIG PEP IV Co-Investment GP, LLC,
                                             its general partner
                                      By:    AIG Global Investment Corp., its
                                             managing member



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                      AIG HORIZON PARTNERS FUND, L.P.

                                      By:    AIG Horizon Partners GP, L.P., its
                                             general partner
                                      By:    AIG Horizon Partners, LLC, its
                                             general partner
                                      By:    AIG Global Investment Corp., its
                                             general partner



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      AIG HORIZON SIDE-BY-SIDE FUND, L.P.

                                      By:    AIG Horizon SBS GP, L.P., its
                                             general partner
                                      By:    AIG Horizon Partners, LLC, its
                                             general partner
                                      By:    AIG Global Investment Corp., its
                                             managing member



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                      AIG CO-INVESTMENT FUND, L.P.

                                      By:    AIG Co-Investment General Partner,
                                             L.P., its general partner
                                      By:    AIG Direct Investments, LLC, its
                                             general partner
                                      By:    AIG Global Investment Corp., its
                                             managing member



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      AIG PRIVATE EQUITY (BERMUDA) LTD.



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      PREFERRED STOCKHOLDERS:

                                      JOHNSON & JOHNSON DEVELOPMENT CORPORATION



                                      By:    /s/ Stacey Davis
                                             -----------------------------------
                                      Name:  Stacey Davis
                                             -----------------------------------
                                      Title: Sr. Director Portfolio Investments
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      WARRANTHOLDERS:

                                      SILVER POINT CAPITAL FUND, LP



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                      SILVER POINT CAPITAL OFFSHORE FUND, LTD.



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------


                                      SPCP GROUP III LLC



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------

         IN WITNESS WHEREOF, the undersigned have executed this Amendment No. 1 to the Amended and Restated Investor Rights Agreement as of the date first written above.

                                      WARRANTHOLDERS:

                                      BLUE RIDGE INVESTMENTS, L.L.C.



                                      By:
                                             -----------------------------------
                                      Name:
                                             -----------------------------------
                                      Title:
                                             -----------------------------------